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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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                     (JANUS LETTERHEAD, WHISTON LETTERHEAD)

August 28, 2003

Dear Shareholder,

     As the enclosed proxy statement outlines, the Vontobel Board of Directors has unanimously recommended several proposals to reorganize Vontobel US Value Fund and the Vontobel International Equity Fund into the Janus family.

     On behalf of everyone at Janus, I'd like to say how pleased we are about the prospect of forming this new partnership with you and for the opportunity to play a role in your long-term investment strategy.

     The proposed partnership has many benefits to you. In addition to retaining Vontobel Asset Management as the manager of your assets, the proposal will result in lower overall fund expenses, enhanced account servicing options and access to Janus' wide range of complementary investment disciplines, including growth, core, risk-managed and value.

     Please take a few moments to read through the enclosed proxy information. Once you read and understand the proposals, vote your shares by completing the enclosed proxy card and mailing it in the enclosed envelope. It is our goal to make this transition seamless for you. Each of us at Janus, along with our colleagues at Vontobel Asset Management, look forward to serving your investment goals for years to come.

                                          Sincerely,

                                          (-s- MARK WHISTON)
                                          Mark Whiston
                                          CEO, Janus Capital Group

     This material must be preceded or accompanied by a prospectus. These funds are currently distributed by Vontobel Asset Management, Inc.